UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 6, 2005

                                  KNOBIAS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     000-33315               13-3968990
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                               875 Northpark Drive
                              Building 2, Suite 500
                               Ridgeland, MS 39157
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (601) 978-3399

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         On December 6, 2005, we determined that our accounting for the beneficial conversion feature of our convertible debt, issued in December 2004, was inaccurate and that the effect of such misstatements was material. We expect our revised balance sheet, for the year ended December 31, 2004, will reflect a decrease in our total debt and an increase in our paid-in capital totaling $190,300. We expect the effect on the statement of operations for the quarters ended March 31, 2005 and June 30, 2005, will be an increase in interest expense of $23,800, resulting from the amortization of the beneficial conversion feature of our convertible debt, as well as warrants issued. We expect the effect on the balance sheet as of March 31, 2005 and June 30, 2005, will be that debt is decreased and additional paid-in-capital is increased by $166,500 and $142,700. The changes to debt and additional paid-in-capital are not the result of additional changes. Rather, they are the result of the $190,300 change at December 31, 2004, decreased by each quarter's change in interest expense of $23,800.

         As a result, our financial statements included in our Annual Report on Form 10-KSB for the year ended December 31, 2004 and the Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2005 and June 30, 2005 should no longer be relied upon.

         We are currently working on amending the financials for the affected periods, including conferring with our independent auditors. The new financial statements which should be relied upon will be contained in amended Form 10-KSB and Form 10-QSB filings to be filed as soon as possible, although we expect to file such amendments before December 30, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KNOBIAS, INC.


Date: December 12, 2005                       /s/ E. KEY RAMSEY
                                              -----------------------------
                                              E. Key Ramsey
                                              Chief Executive Officer